UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2011

ANTE5, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53952	27-2345075
(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Wayzata Blvd. Suite 310, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

(952) 426-1241
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Table of Contents

Section 5 CORPORATE GOVERNANCE AND MANAGEMENT	1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements Of Certain Officers.	1

Section 8 OTHER EVENTS	2

Item 8.01 Other Events	2

Section 9 FINANCIAL STATEMENTS AND EXHIBITS	2

SIGNATURES	3

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.  Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

General.  On February 22, 2011, Ante5, Inc., a Delaware corporation (the “Company”), experienced the following management changes among its executive officers:  (1) Joshua Wert voluntarily resigned as the Interim Chief Financial Officer of the Company, effective March 14, 2011, (2) James A. Moe was appointed as the new Chief Financial Officer of the Company, effective March 14, 2011, (3) Bradley Berman voluntarily resigned as the Corporate Secretary of the Company, effective February 22, 2011, and (4) Joshua Wert was appointed as the new Corporate Secretary of the Company, effective February 22, 2011.

Compensation Arrangements.  In consideration for James A Moe’s service as the Chief Financial Officer of the Company, the Company has agreed to pay to Mr. Moe the following compensation: an annual salary of $135,000, participation in Company employee benefit programs if and as they are implemented by the Company, such as 401(k) plans and disability and life insurance coverage, and 500,000 stock options to purchase up to 500,000 shares of the Company’s common stock at an exercise price of $1.65 per share, exercisable for a period of ten (10) years from the date of grant (i.e. until February 22, 2021), vesting according to the following schedule: none on the date of grant, 166,667 on March 14, 2012, 166,666 on March 14, 2013, and 166,666 on March 14, 2014.

Joshua Wert received no additional compensation in consideration for his service as corporate secretary of the Company.

Biographical Information.

James A. Moe.  Mr. Moe has been the Chief Financial Officer of Northern Contours Inc., a multi-state manufacturing company located in Mendota Heights, Minnesota specializing in cabinet doors and work surfaces, since August 2005.  From January 2004 to August 2005, he was the Chief Financial Officer of Trimodal Inc., a trucking and container handling company located in Bloomington, Minnesota, which operated in seven cities in the Midwest and East Coast.  From April 2000 to December 2003, Mr. Moe was the Corporate Controller of Simondelivers.com, a venture capital backed start-up company located in Golden Valley, Minnesota providing home delivery of groceries ordered over the internet.  From October 1994 to April 2000, he was the Corporate Controller of Recovery Engineering Inc., a high growth publicly traded manufacturer and distributor of small-scale water filters located in Brooklyn Park, Minnesota.  From November 1989 to October 1994, Mr. Moe was the Controller of Standard Iron and Wire Works, a privately held multi-division metal fabricator operating three plants in Minnesota.  Upon graduating from the University of Minnesota with a Bachelor of Science degree in accounting in 1985, Mr. Moe worked as a Senior Accountant in audit assurance until November 1989 for Boulay, Heutmaker, Zibell & Company, a Minnesota based regional audit and tax accounting firm.  Mr. Moe is 53 years old.

A comprehensive description of the experience and qualifications of Joshua Wert is included in our Report on Form 8-K, dated November 12, 2010, as filed with the Securities and Exchange Commission.

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SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events.

On February 22, 2011, the board of directors of Ante5, Inc. unanimously approved the formation of an audit committee, the adoption of the Audit Committee Charter, the formation of a compensation committee, and the adoption of a Code of Ethics for Senior Financial Officers.  The audit committee is comprised of two outside independent directors who were appointed to the audit committee by the unanimous consent of the board of directors, Mr. Benjamin S. Oehler, the chairman of the audit committee, and Mr. Morris Goldfarb, the other member of the audit committee.  The compensation committee is comprised of two outside independent directors who were appointed to the compensation committee by the unanimous consent of the board of directors, Mr. Benjamin S. Oehler, the chairman of the compensation committee, and Mr. Morris Goldfarb, the other member of the compensation committee.  A comprehensive description of the experience and qualifications of the audit and compensation committee members is included in our Report on Form 8-K, dated November 12, 2010, as filed with the Securities and Exchange Commission.  Copies of our Audit Committee Charter and Code of Ethics for Senior Financial Officers are attached to this Report on Form 8-K as exhibits.  See Section 9. Financial Statements, Pro Forma Financial Statements & Exhibits.

On February 22, 2011, the board of directors of Ante5, Inc. unanimously approved an amendment to the Company’s 2010 Stock Incentive Plan for the directors, officers, employees and key consultants of the Company, effective June 10, 2010, (the “Plan”) in order to increase the number of shares reserved for issuance under the Plan from 4,200,000 to 6,000,000, to increase the maximum number of share awards that may be granted to a single individual in any fiscal year under the Plan from 750,000 to 1,000,000 shares, and to allow for the aggregate number of shares of the amount reserved for issuance under the Plan to be increased automatically by the lesser of: (a) a number of shares equal to five percent (5%) of the total number of authorized shares remaining on the immediately preceding December 31st; (b) 300,000 shares; or (c) such lesser number of shares as the board of directors, in its sole discretion, determines.  The Company plans to submit the Plan, as amended, to the Company’s shareholders for their consideration so that the Plan, as amended, can be ratified by the holders of a majority of the outstanding voting shares of the Company on or before June 10, 2011.

On February 22, 2011, the Board of Directors of the Company authorized management to proceed with the documents and filings necessary to (1) change the name of the Company to Ante5 Oil & Gas, Inc., and (2) reincorporate the Company under the laws of the State of Nevada.  The Company will seek and expects to obtain the approval of the holders of a majority of the outstanding voting shares of the Company to the name change and reincorporation.

SECTION 9.                  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a)	Financial Statements of Business Acquired Not Applicable.

(b)	Pro Forma Financial Information Not Applicable.

(c)	Shell Company Transactions Not Applicable.

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(d)	Exhibits

10.1	2010 Stock Incentive Plan, effective June 10, 2010, and Amendment to 2010 Stock Incentive Plan for the directors, officers, employees and key consultants of Ante5, Inc., adopted February 22, 2011.

14.	Code of Ethics for Senior Financial Officers

99.1.	Audit Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANTE5, INC.
(Registrant)

  Date:  February 25, 2011

/s/  Bradley Berman, Chief Executive Officer
Bradley Berman, Chief Executive Officer

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